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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2001 relating to the financial statements, which appears in Allos Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


PricewaterhouseCoopers LLP

Broomfield, Colorado
May 4, 2001